UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22986

Aberdeen Standard Investments ETFs

(Exact name of registrant as specified in charter)

712 Fifth Avenue – 49th Floor

New York, New York 10019

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 383-7289

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Aberdeen Standard Investments ETFs
Annual Report

December 31, 2020

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (BCI)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD)

Principal U.S. Listing Exchange: NYSE Arca

Aberdeen Standard Investments ETFs

Table of Contents

Aberdeen Standard Investments ETFs

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)

The following comments are a presentation of our 2020 annual report. Included are performance results, fund summaries, and an investment commentary for the period ending December 31, 2020.

FUNDS	TICKER	ASSET CLASS	INCEPTION DATE
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	BCI	Broad Commodity	March 30, 2017
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	BCD	Broad Commodity	March 30, 2017

Commodities Market Outlook

Performance appeared to be mixed in 2020 for broad commodities, with Natural gas leading the way for the energy sector while WTI and Brent Crude struggled to find their footing. The energy sector fell 42.72% over the period, while the precious metals, industrial metals, and agriculture sectors were up 25.60%, 16.33%, and 16.48% respectively.

The primary commodity price driver in 2020 was the spread of Covid-19 and the resulting government reactions to the virus. Energy markets were susceptible as more than 6 billion people entered government-imposed lockdowns restricting mobility and dramatically reducing energy demand. Eventually, oil producers reduced supplies sufficient to stabilize prices, although a great deal of oil production remains curtailed into 2021. In the industrial metals market, the mood was much more cheerful as the economy’s industrial and manufacturing sectors were less affected than the service sector. Some metals prices benefitted from involuntary production disruptions as the virus closed mining activities. A cyclical upswing spurred further interest in the industrial metals space as the lockdowns eased and the November US election further helped metals sentiment. US president-elect Joseph Biden pledged to rejoin the Paris agreement on climate change and spend mightily to achieve decarbonization. In agricultural markets, the La Nina weather pattern turned extreme, and drought conditions in South America combined with excess Chinese demand to lift agriculture prices, mainly corn, wheat, and soybeans. In the precious metals sector, the combination of meager fixed income yields, an explosion in growth of Federal Reserve Balance sheet assets, and money supply growth of 25% all contributed to pension, endowment, and foundation fund’s demand for precious metals.

The inverse relationship between the strength of the U.S. dollar and the price of commodities has held well over time. That relationship isn’t a constant as political, economic or supply-demand fundamentals may trump dollar strength at times of stress.

As such, a strong U.S. dollar makes commodities more expensive for non-dollar consuming countries. A weaker dollar allows consumers to purchase more commodities for the same amount of their local currency. It doesn’t even have to be a dramatic fall in the dollar: a perceived significant weakness could be enough.

While stock prices are currently at all-time highs, commodity prices are as cheap today, relative to stocks, as they have been for decades.1 Maybe not historical lows, but relatively speaking, commodities have not enjoyed the same boost from asset-boosting policies like quantitative easing (introduction of new money into the money supply by a central bank) that stock prices have seen. Dollar weakness alone may create support for prices this year. There are plenty of reasons — from low rates, to increased stimulus due to pandemic effects on the economy and small businesses — for the dollar to weaken.

The U.S. Federal Reserve has hinted at no rate hikes in 2021, and increasing stimulus from the federal government may keep the dollar in check.

Commodities are a diverse asset class with many variables impacting supply and demand. Nonetheless, the headwinds of recent years are abating which may provide support for prices. Improving fundamentals, geopolitical risks, increased market volatility across all asset classes, and attractive values relative to financial assets, may suggest that this diversifying asset class warrants inclusion in an investor’s 2021 portfolio.

1“Commodities may not stay cheap forever.” Financial Times, January 12, 2020.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Market Environment during 2020

Commodity Market

For the period January 1, 2020 through December 31, The Bloomberg Commodity Index Total ReturnSM (“BCOM TR Index”) fell 3.12% over the period and The Bloomberg Commodity Index Excess Return (“BCOM”) fell 3.50% over the same period. The BCOM TR Index is composed of futures contracts and reflects the returns of a fully collateralized investment in the BCOM, which reflects commodity futures price movements. The BCOM TR Index combines the returns of BCOM with the returns on cash collateral invested in 3-month U.S. Treasury Bills.

The energy sector was down 42.72% over the period and comprised 30% of the BCOM. The performance in the sector was mixed, with Natural gas prices rising 16% on the year, while WTI and Brent crude oil prices both fell by 20-21% on the year. Amid the price war and collapse of the OPEC+ agreement in the oil market, the COVID-19 pandemic significantly weighed on energy prices during the course of 2020. Global oil demand fell sharply as economies all over the world shut down. 2020 also saw WTI trading in negative territory for the first time ever, and tumbling all the way down to a historic low at -$37/barrel. In 2021, as the vaccine is widely distributed and economies fully re-open, energy usage should improve across the world, supporting prices across a variety of contracts.

The base metals sector was up 16.33% over the period and comprised 17% of the BCOM. The performance in the sector was positive, as Aluminum and zinc were up 10.61% and 22.12% respectively. In addition, copper and nickel were up 24.31% and 18.60% respectively during the period. Amidst the shutdown of mines worldwide due to the pandemic, the supply shortages were no match for the price performance seen during the year. Investors utilized the metals as a diversifier in their portfolios due to the low correlation they contain with major equity indices (0.4 – 0.5). The outlook for copper is particularly bullish in 2021, as market deficit conditions and falling exchange inventories globally point to supporting the price.

The agriculture sector was up 16.48% over the period and comprised 29% of the BCOM. The performance of the agriculture sector was largely driven by grains, which were up 19% over the period. Within the grains sector, soybeans and soybean meal thrived as they returned 34.81% and 37.80% respectively. The bullish performance for soybean and soybean meal looks to continue in 2021. Larger export volumes on robust China demand will continue to support prices for the respective contracts. In addition, a more trade friendly presidential administration in the U.S. should allow trade to flow more freely between the two countries.

The precious metals sector was up 25.60% over the period and comprised of 17% of the BCOM. The performance of the precious metals sector was driven by gains in Gold of 21.86%, as well as a gain of 43.93% for Silver. High stock market volatility during the pandemic saw gold and silver rise significantly. Precious metals low correlation to the overall stock market also contributed to the large gains seen in 2020. A combination of sustained dollar weakening and lower treasury yields should continue to be bullish indicators for the precious metals sector. However, a speedy and efficient recovery from the pandemic may weigh on prices during 2021.

Fixed Income

Over the period January 1, 2020 to December 31, 2020, the U.S. Federal Reserve Bank decreased the federal funds target range 2 times, both in March. The target range for the federal funds rate decreased from 1.50% - 1.75% to 1.00% - 1.25%, and then to 0.00% - 0.25%. The Federal Open Market Committee (“FOMC”) expects to maintain this target range (0.00% - 0.25%) until labor market conditions have reached levels consistent with the Committee’s assessment of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time. The FOMC will continue to monitor the implications of incoming information for the economic outlook. FOMC members do not expect inflation will exceed the 2% target through 2023 or over the longer run. The median forecast for short term rates show no hikes through 2023, although 5 of the 17 members did project a rate hike in 2023.

Over the period, U.S. 3-month Treasury Bill rates fell 145 basis points from 1.54% to 0.09%. Over this same period, the 10-year U.S. Treasury rate fell 95 basis points from approximately 1.88% to 0.93%.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (BCI)

Investment Objective

The Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (the “Fund”) seeks to provide total return through actively managed exposure to the BCOM TR Index.

Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that is not required to track the BCOM TR Index or invest in all of the BCOM TR Index’s components. However, the Fund will generally seek to hold similar interests to those included in the BCOM TR Index and will seek exposure to many of the commodities included in the BCOM TR Index under the same futures rolling schedule as the BCOM TR Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities).

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are highly correlated to those of the BCOM TR Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund will exercise its discretion to use such instruments to most efficiently utilize the cash balances arising from the use of futures contracts and generate a total return for investors.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will use their discretion to determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. In this regard, under normal market conditions, the Subsidiary is expected to invest in futures contracts in proportional weights and allocations that are similar to the BCOM TR Index. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return.

The BCOM TR Index is a widely followed commodity index which is calculated and published by Bloomberg L.P. and/or Bloomberg Finance L.P. and/or an affiliate of them (together, “Bloomberg”). The BCOM TR Index has been published since 1998 with simulated historical performance calculated back to 1991 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 1 and 3 months.

At present, there are 27 commodity futures eligible for inclusion in the BCOM TR Index but four of those commodities (cocoa, lead, platinum, and tin) are currently not included in the BCOM TR Index. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and low sulphur gas oil, each of the Commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM TR Index uses a consistent, systematic process to represent the commodity markets using both liquidity data and U.S. dollar-weighted production data in determining the weightings of included commodities. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM TR Index and weights them in the BCOM TR Index in the same proportion in U.S. dollar terms. The value of the BCOM TR Index is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM TR Index.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

The BCOM TR Index is rebalanced annually starting on the fifth business day of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

For the period January 1, 2020 through December 31, 2020 (the fiscal year end of the Fund), on a market price basis, the Fund returned -2.77%. On a net asset value (“NAV”) basis, the Fund returned -3.17%. During the same time period, the BCOM returned -3.50%, and the BCOM TR Index returned -3.12%. The BCOM TR Index is similar to the BCOM except that the BCOM TR Index performance includes the return that would be generated in a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in U.S. Treasury Bills. The majority of the Fund’s outperformance on a NAV basis relative to the BCOM is due to slight position differences between the BCOM and the Fund as well as returns on collateral invested in U.S. Treasury Bills. The majority of the Fund’s underperformance on a NAV basis relative to the BCOM TR Index is a result of fees and operating expenses incurred by the Fund.

Positions that contributed most significantly to the Fund’s return were Soybeans (CME), Silver (CME), Copper (CME), Gold (CME) and Natural Gas (CME) futures contracts (portfolio weight of 37.95%). Positions that detracted most significantly from the Fund’s return included Brent Crude (ICE), and WTI Crude Oil (CME) futures contracts (combined portfolio weight of 15.95%).

As stated in the Fund’s most recent prospectus dated May 1, 2020, the total annual expense ratio for the Fund, before and after waivers, is 0.30% and 0.25%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

BCI Performance as of 12/31/2020

PERFORMANCE AS OF 12/31/2020*	1 YEAR	SINCE INCEPTION OF FUND (03/30/2017)
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF Market Price	-2.77%	-1.32%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF NAV Price	-3.17%	-1.44%
Bloomberg Commodity Index Total Return	-3.12%	-0.97%

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2020.

BCI Growth of $10,000 as of 12/31/2020

Source: Bloomberg, Aberdeen Standard Investments Inc. Data from 3/30/2017 to 12/31/2020.

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

BCI Fund Holdings as of 12/31/2020 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD)

Investment Objective

The Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF seeks to provide total return through actively managed exposure to the Bloomberg Commodity Index 3 Month Forward Total ReturnSM (the “BCOM 3M Forward TR Index”).

Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that is not required to track the BCOM 3M Forward TR Index or invest in all of the BCOM 3M Forward TR Index’s components. However, the Fund will generally seek to hold similar interests to those included in the BCOM 3M Forward TR Index and will seek exposure to many of the commodities included in the BCOM 3M Forward TR Index under the same futures rolling schedule as the BCOM 3M Forward TR Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities).

Under normal market conditions, the Fund intends to invest in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are highly correlated to those of the BCOM 3M Forward TR Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund will exercise its discretion to use such instruments to most efficiently utilize the cash balances arising from the use of futures contracts and generate a total return for investors.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will use their discretion to determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. In this regard, under normal market conditions, the Subsidiary is expected to invest in futures contracts in proportional weights and allocations that are similar to the BCOM 3M Forward TR Index. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return.

The BCOM 3M Forward TR Index is a widely followed commodity index which is calculated and published by Bloomberg L.P. and/or Bloomberg Finance L.P. and/or an affiliate of them (together, “Bloomberg”). The BCOM 3M Forward TR Index has been published since 1998 with simulated historical performance calculated back to 1991 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 4 and 6 months. The Fund is called “Longer Dated” because it is designed to provide total return exposure to the BCOM 3M Forward TR Index which tracks commodity futures with a longer maturity than that of the Bloomberg Commodity IndexSM.

At present, there are 27 commodity futures eligible for inclusion in the BCOM 3M Forward TR Index but four of those commodities (cocoa, lead, platinum, and tin) are currently not included in the BCOM 3M Forward TR Index. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contract for Brent crude oil and low sulphur gas oil, each of the Commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM 3M Forward TR Index uses a consistent, systematic process to represent the commodity markets using both liquidity data

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

and U.S. dollar-weighted production data in determining the weightings of included commodities. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM 3M Forward TR Index and weights them in the BCOM 3M Forward TR Index in the same proportion in U.S. dollar terms. The value of the BCOM 3M Forward TR Index is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM 3M Forward TR Index.

The BCOM 3M Forward TR Index is rebalanced annually starting on the fifth business day of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

For the period January 1, 2020 through December 31, 2020 (the fiscal year end of the Fund), on a market price basis, the Fund returned 4.79%. On a NAV basis, the Fund returned 4.29%. During the same time period, the BCOM 3M Forward TR Index returned 3.48%. Additionally, the BCOM TR Index, a broad measure of market performance, returned -3.12%. The BCOM 3M Forward TR Index is a version of the BCOM TR Index where the lead and future contracts look 3 months ahead of the BCOM TR Index contract calendar. The roll period is typically the 6th-10th business day based on the roll schedule. The BCOM 3M Forward TR Index rebalances annually and is calculated in total return.

The Bloomberg Commodity Index 3 Month Forward Excess Return (“BCOM 3M Forward ER Index”) is similar to the BCOM 3M Forward TR Index except that the BCOM 3M Forward TR Index performance includes the return that would be generated in a fully collateralized investment in the BCOM 3M Forward ER Index. This combines the returns of the BCOM 3M Forward ER Index with the returns on cash collateral invested in U.S. Treasury Bills. The majority of the Fund’s outperformance on a NAV basis relative to the BCOM 3M Forward TR Index is due to slight position differences between the BCOM 3M Forward TR Index and the Fund as well as returns on collateral invested in U.S. Treasury Bills.

Positions that contributed most significantly to the Fund’s return were Soybeans (CME), Silver (CME), Copper (CME), Gold (CME) and Natural Gas (CME) futures contracts (portfolio weight of 37.95%). Positions that detracted most significantly from the Fund’s return included Brent Crude (ICE), and WTI Crude Oil (CME) futures contracts (combined portfolio weight of 15.95%).

As stated in the Fund’s most recent prospectus dated May 1, 2020, the total annual expense ratio for the Fund, before and after waivers, is 0.34% and 0.29%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

BCD Performance as of 12/31/2020

PERFORMANCE AS OF 12/31/2020*	1 YEAR	SINCE INCEPTION OF FUND (03/30/2017)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF Market Price	4.79%	1.54%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF NAV Price	4.29%	1.41%
Bloomberg Commodity Index 3 Month Forward Total Return	3.48%	1.82%
Bloomberg Commodity Index Total Return	-3.12%	-0.97%

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

Aberdeen Standard Investments ETFs

Management's Discussion of Fund Performance (Unaudited) (concluded)

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2020.

BCD Growth of $10,000 as of 12/31/2020

Source: Bloomberg, Aberdeen Standard Investments Inc. Data from 3/30/2017 to 12/31/2020.

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

BCD Fund Holdings as of 12/31/2020 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

December 31, 2020

See accompanying notes to the consolidated financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 86.2%

U.S. TREASURY OBLIGATIONS - 86.2%
U.S. Treasury Bills
0.15%, 1/7/2021(a)	3,500,000	3,499,994
0.13%, 1/14/2021(a)	4,500,000	4,499,956
0.09%, 1/28/2021(a)	5,600,000	5,599,823
0.11%, 2/4/2021(a)	17,000,000	16,999,341
0.12%, 2/11/2021(a)	24,000,000	23,998,733
0.11%, 2/18/2021(a)	15,500,000	15,498,934
0.11%, 2/25/2021(a)	22,000,000	21,998,173
0.11%, 3/4/2021(a)(b)	7,000,000	6,999,312
0.12%, 3/11/2021(a)	16,500,000	16,498,034
0.11%, 3/18/2021(a)	4,200,000	4,199,489
0.10%, 3/25/2021(a)	2,000,000	1,999,711
0.10%, 4/1/2021(a)	2,000,000	1,999,662
0.11%, 4/8/2021(a)	5,500,000	5,499,067
0.11%, 4/15/2021(a)	12,000,000	11,997,559
0.11%, 4/22/2021(a)	2,000,000	1,999,580
0.10%, 4/29/2021(a)	15,000,000	14,996,406
0.10%, 5/6/2021(a)(b)	23,000,000	22,994,349
0.10%, 5/13/2021(a)(b)	31,300,000	31,292,009
0.09%, 5/20/2021(a)	17,700,000	17,695,236
0.09%, 5/27/2021(a)	22,300,000	22,294,021
0.09%, 6/3/2021(a)	8,200,000	8,197,514
0.08%, 6/10/2021(a)	7,500,000	7,497,620
0.08%, 6/17/2021(a)	7,300,000	7,297,589
0.09%, 6/24/2021(a)	11,500,000	11,496,040
0.08%, 7/1/2021(a)	4,000,000	3,998,513
TOTAL U.S. TREASURY OBLIGATIONS (Cost $291,024,386)		291,046,665

Total Investments - 86.2% (Cost $291,024,386)		291,046,665
Other assets less liabilities - 13.8%		46,399,125
Net Assets - 100.0%		337,445,790

(a)The rate shown was the current yield as of December 31, 2020.

(b)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $39,989,450.

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,506,940
Aggregate gross unrealized depreciation	(797,893)
Net unrealized appreciation	$20,709,047
Federal income tax cost of investment securities	$291,024,386

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (concluded)

December 31, 2020

Futures contracts outstanding as of December 31, 2020:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	278	1/2021	USD	13,704,575	975,341
LME Nickel Base Metal(a)	95	1/2021	USD	9,442,905	891,278
LME Zinc Base Metal(a)	170	1/2021	USD	11,548,319	1,328,746
100 oz Gold	263	2/2021	USD	49,841,130	189,016
Lean Hogs	195	2/2021	USD	5,481,450	268,298
Live Cattle	242	2/2021	USD	11,134,420	60,319
Brent Crude Oil	312	3/2021	USD	16,161,600	2,518,141
Coffee ‘C’	180	3/2021	USD	8,656,875	1,108,271
Copper	303	3/2021	USD	26,656,425	2,534,866
Corn	923	3/2021	USD	22,336,600	2,813,101
Cotton No. 2	130	3/2021	USD	5,077,800	434,305
KC HRW Wheat	190	3/2021	USD	5,733,250	390,319
LME Aluminum Base Metal(a)	291	3/2021	USD	14,386,313	(343,767)
LME Nickel Base Metal(a)	100	3/2021	USD	9,964,800	(146,147)
LME Zinc Base Metal(a)	177	3/2021	USD	12,165,785	(307,979)
Low Sulphur Gasoil	128	3/2021	USD	5,440,000	137,947
Natural Gas	1,125	3/2021	USD	28,417,500	329,276
NY Harbor ULSD	75	3/2021	USD	4,679,010	180,882
RBOB Gasoline	94	3/2021	USD	5,587,999	418,027
Silver	125	3/2021	USD	16,507,500	1,095,061
Soybean	363	3/2021	USD	23,794,650	2,618,922
Soybean Meal	333	3/2021	USD	14,299,020	1,546,438
Soybean Oil	423	3/2021	USD	10,761,120	1,126,781
Sugar No. 11	602	3/2021	USD	10,443,978	1,771,531
Wheat	337	3/2021	USD	10,792,425	565,126
WTI Crude Oil	389	3/2021	USD	18,917,070	840,516
					23,344,615
Contracts Sold
LME Aluminum Base Metal(a)	(278)	1/2021	USD	(13,704,575)	262,710
LME Nickel Base Metal(a)	(95)	1/2021	USD	(9,442,905)	135,374
LME Zinc Base Metal(a)	(170)	1/2021	USD	(11,548,319)	304,659
					702,743
					24,047,358

(a)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

Cash collateral in the amount of $1,412,841 was pledged to cover margin requirements for open futures contracts as of December 31, 2020.

Abbreviations

USD US Dollar

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

December 31, 2020

See accompanying notes to the consolidated financial statements.

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 90.8%

U.S. TREASURY OBLIGATIONS - 90.8%
U.S. Treasury Bills
0.09%, 2/4/2021(a)	500,000	499,981
0.10%, 4/29/2021(a)	2,000,000	1,999,521
0.10%, 5/6/2021(a)	800,000	799,803
0.09%, 5/27/2021(a)	2,400,000	2,399,357
0.09%, 6/3/2021(a)(b)	1,200,000	1,199,636
0.09%, 6/17/2021(a)	1,400,000	1,399,538
0.09%, 6/24/2021(a)	1,600,000	1,599,449
0.08%, 7/1/2021(a)	400,000	399,851
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,296,312)		10,297,136

Total Investments - 90.8% (Cost $10,296,312)		10,297,136
Other assets less liabilities - 9.2%		1,041,794
Net Assets - 100.0%		11,338,930

(a)The rate shown was the current yield as of December 31, 2020.

(b)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $799,728.

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$741,459
Aggregate gross unrealized depreciation	(133,901)
Net unrealized appreciation	$607,558
Federal income tax cost of investment securities	$10,296,312

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (concluded)

December 31, 2020

Futures contracts outstanding as of December 31, 2020:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	3	1/2021	USD	148,425	20,850
LME Nickel Base Metal(a)	1	1/2021	USD	99,399	17,960
LME Zinc Base Metal(a)	2	1/2021	USD	136,666	25,652
LME Aluminum Base Metal(a)	5	3/2021	USD	247,187	20,730
LME Nickel Base Metal(a)	2	3/2021	USD	199,296	16,567
LME Zinc Base Metal(a)	3	3/2021	USD	206,200	19,507
Coffee ‘C’	6	5/2021	USD	292,838	29,865
Copper	10	5/2021	USD	881,000	62,599
Corn	31	5/2021	USD	749,037	85,678
Cotton No. 2	4	5/2021	USD	157,400	11,980
KC HRW Wheat	6	5/2021	USD	181,875	12,641
LME Aluminum Base Metal(a)	10	5/2021	USD	496,563	6,199
LME Nickel Base Metal(a)	3	5/2021	USD	299,606	12,123
LME Zinc Base Metal(a)	6	5/2021	USD	413,900	5,908
Low Sulphur Gasoil	4	5/2021	USD	170,900	15,266
Natural Gas	38	5/2021	USD	970,900	(71,469)
NY Harbor ULSD	3	5/2021	USD	187,236	17,954
RBOB Gasoline	3	5/2021	USD	193,486	23,402
Silver	4	5/2021	USD	529,460	38,449
Soybean	12	5/2021	USD	784,050	91,408
Soybean Meal	11	5/2021	USD	465,740	42,991
Soybean Oil	14	5/2021	USD	348,768	41,375
Sugar No. 11	20	5/2021	USD	328,832	15,649
Wheat	11	5/2021	USD	351,725	19,349
WTI Crude Oil	13	5/2021	USD	632,970	59,320
100 oz Gold	9	6/2021	USD	1,712,520	33,966
Lean Hogs	7	6/2021	USD	231,910	7,395
Live Cattle	8	6/2021	USD	367,040	10,731
Brent Crude Oil	10	7/2021	USD	514,900	22,236
					716,281
Contracts Sold
LME Aluminum Base Metal(a)	(3)	1/2021	USD	(148,425)	(13,250)
LME Nickel Base Metal(a)	(1)	1/2021	USD	(99,399)	(10,258)
LME Zinc Base Metal(a)	(2)	1/2021	USD	(136,667)	(13,995)
LME Aluminum Base Metal(a)	(5)	3/2021	USD	(247,188)	(7,849)
LME Nickel Base Metal(a)	(2)	3/2021	USD	(199,296)	(8,765)
LME Zinc Base Metal(a)	(3)	3/2021	USD	(206,200)	(8,315)
					(62,432)
					653,849

(a)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

Cash collateral in the amount of $430,906 was pledged to cover margin requirements for open futures contracts as of December 31, 2020.

Abbreviations

USD US Dollar

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Assets and Liabilities

December 31, 2020

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
ASSETS:
Investments, at cost	$291,024,386	$10,296,312
Investments, at value	291,046,665	10,297,136
Cash	8,737,345	30,448
Due from Authorized Participant	—	16,370
Unrealized appreciation on open futures contracts	24,845,251	787,750
Deposits with broker for futures contracts	12,385,308	—
Segregated cash balances with brokers for futures contracts	1,412,841	430,906
Total Assets	338,427,410	11,562,610

LIABILITIES:
Unrealized depreciation on open futures contracts	797,893	133,901
Advisory fees payable	183,727	4,870
Due to broker for futures contracts	—	84,909
Total Liabilities	981,620	223,680
NET ASSETS	$337,445,790	$11,338,930

NET ASSETS CONSIST OF:
Paid in Capital	$316,769,477	$10,732,904
Distributable earnings/(accumulated loss)	20,676,313	606,026
NET ASSETS	$337,445,790	$11,338,930
Shares (unlimited number of shares authorized, no par value)	15,500,001	450,001
Net Asset Value	$21.77	$25.20

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Operations

For the Year Ended December 31, 2020

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
INVESTMENT INCOME:
Interest	$1,173,109	$17,156
Total Investment Income	1,173,109	17,156

EXPENSES:
Advisory fees (Note 4)	717,502	14,551
Total Expenses before Waivers	717,502	14,551
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(138,110)	(2,600)
Total Net Expenses after Waivers	579,392	11,951
Net Investment Income (Loss)	593,717	5,205

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Transactions in investment securities	75,489	2,107
Expiration or closing of futures contracts	(4,919,275)	58,162
Net realized gain (loss)	(4,843,786)	60,269

Net change in unrealized appreciation (depreciation) from:
Investments in securities	2,545	(398)
Futures contracts	18,638,813	531,966
Net change in net unrealized appreciation (depreciation)	18,641,358	531,568
Net realized and unrealized gain (loss)	13,797,572	591,837
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,391,289	$597,042

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the Periods Indicated

	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF		Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$593,717	$3,294,701	$5,205	$68,644
Net realized gain (loss)	(4,843,786)	(9,687,890)	60,269	(170,812)
Net change in net unrealized appreciation/depreciation	18,641,358	21,650,206	531,568	365,132
Net Increase (Decrease) in Net Assets Resulting from Operations	14,391,289	15,257,017	597,042	262,964

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(2,199,492)	(2,608,270)	(130,964)	(57,080)
Total distributions	(2,199,492)	(2,608,270)	(130,964)	(57,080)

CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	159,095,229	43,372,784	7,201,436	—
Cost of shares redeemed	(10,432,570)	(75,013,201)	—	—
Net Increase (Decrease) in Net Assets resulting from Capital Transactions	148,662,659	(31,640,417)	7,201,436	—
Total Increase (Decrease) in Net Assets	160,854,456	(18,991,670)	7,667,514	205,884

NET ASSETS:
Beginning of year	$176,591,334	$195,583,004	$3,671,416	$3,465,532
End of year	$337,445,790	$176,591,334	$11,338,930	$3,671,416

SHARE TRANSACTIONS:
Beginning of year	7,800,001	9,150,001	150,001	150,001
Issued	8,200,000	1,950,000	300,000	—
Redeemed	(500,000)	(3,300,000)	—	—
Shares outstanding, end of year	15,500,001	7,800,001	450,001	150,001

(a)Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

17

See accompanying notes to the consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Consolidated Financial Highlights

For the Periods Indicated

	Selected Data For A Share Outstanding Throughout The Periods Indicated									Selected Data For A Share Outstanding Throughout The Periods Indicated
	Per Share Operating Performance									Per Share Operating Performance			Ratios/Supplemental Data
	Investment Operations					Distributions				Net asset value, end of period	Total Return(a)		Ratios To Average Net Assets(b)				Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions		Net asset value(d)	Market value (Unaudited)(e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(a)(f)
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Year ended December 31, 2020	$22.64	$0.05	$(0.77	)(g)	$(0.72)	$(0.15)	$—		$(0.15)	$21.77	(3.17)%	(2.77)%	0.31%	0.25%	0.20%	0.26%	$337,446	—%
Year ended December 31, 2019	21.38	0.45	1.14		1.59	(0.33)	—		(0.33)	22.64	7.47	7.06	0.30	0.25	1.94	2.00	176,591	—
Year ended December 31, 2018	24.48	0.40	(3.26)		(2.86)	(0.24)	—		(0.24)	21.38	(11.70)	(11.24)	0.34	0.29	1.62	1.67	195,583	—
March 30, 2017* through December 31, 2017	25.00	0.13	0.58		0.71	(1.23)	—	(h)	(1.23)	24.48	3.05	3.09	0.36	0.32	0.66	0.70	78,346	—
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Year ended December 31, 2020	24.48	0.03	1.02		1.05	(0.33)	—		(0.33)	25.20	4.29	4.79	0.35	0.29	0.06	0.12	11,339	—
Year ended December 31, 2019	23.10	0.46	1.30		1.76	(0.38)	—		(0.38)	24.48	7.64	7.31	0.34	0.29	1.85	1.90	3,671	—
Year ended December 31, 2018	26.04	0.40	(2.97)		(2.57)	(0.37)	—		(0.37)	23.10	(9.89)	(8.64)	0.34	0.29	1.48	1.53	3,466	—
March 30, 2017* through December 31, 2017	25.00	0.03	1.03		1.06	(0.02)	—	(h)	(0.02)	26.04	4.24	3.08	0.78	0.72	0.13	0.19	3,906	—

*Commencement of investment operations.

(a)Not annualized for periods less than one year.

(b)Annualized for periods less than one year.

(c)Per share net investment income (loss) has been calculated using the average daily shares method.

(d)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (futures contracts). In-Kind transactions are not included in the portfolio turnover calculations.

(g)The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(h)Per share amount is less than $0.005.

Notes to Consolidated Financial Statements

December 31, 2020

1.Organization

Aberdeen Standard Investments ETFs (the “Trust”), was organized as a Delaware statutory trust on January 9, 2014 and is authorized to issue multiple series or portfolios. The Trust currently consists of four series (collectively, the “Funds” or, individually, a “Fund”): Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Each of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF commenced investment operations on March 30, 2017. The Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF have not commenced investment operations.

Each Fund is an actively managed exchange traded fund that seeks to provide a total return designed to closely correspond, before fees and expenses, to the performance of its relevant index. Each Fund is not an index tracking exchange traded fund and is not required to invest in all components of the index. However, each Fund will generally seek to hold similar interests to those included in the index and will seek exposure to many of the commodities included in the index under the same futures rolling schedule as the index.

Basis of Consolidation:

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Funds include the accounts of Aberdeen Standard All Commodity Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF and Aberdeen Standard All Commodity Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF. Each Subsidiary is organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions between a Fund and its Subsidiary have been eliminated in consolidation.

Under normal market conditions, each Fund intends to invest in exchange traded commodity futures contracts through its Subsidiary. As a means to provide investment returns that are highly correlated to those of the index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange traded funds and other investment companies), swaps and exchange traded options on futures contracts, to the extent permitted under the 1940 Act and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange traded commodities futures contracts, “Commodities Instruments”). Each Fund may invest up to 25% of its total assets in its Subsidiary. As of December 31, 2020, the net assets of the Aberdeen Standard All Commodity Fund Limited were $77,792,038, which was 23.1% of the net assets of Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF. As of December 31, 2020, the net assets of the Aberdeen Standard All Commodity Longer Dated Fund Limited were $1,798,740, which was 15.9% of the net assets of Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF.

As noted previously, each Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in its respective Subsidiary. Each Fund’s investment in its respective Subsidiary is intended to enable such Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. Each Fund and its respective Subsidiary have the same investment objective. However, the Subsidiaries may invest without limitation in the Commodities Instruments.

The remainder of each Fund’s assets that are not invested in its Subsidiary will be principally invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. Each Fund will use such instruments to generate a total return and to provide liquidity, serve as margin or otherwise collateralize investment in Commodities Instruments.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

2.Summary of Significant Accounting Policies

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies.

Investment Valuation:

The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).

NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.

In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less when originally acquired are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.

In certain instances, such as when reliable market quotations are not readily available or are not deemed to reflect current market values, the Funds’ investments will be valued in accordance with the Trust’s pricing policy and procedures as determined in good faith by the Trust’s Board of Trustees (the “Board”). The Board has by appropriate resolutions, designated the Fair Value Pricing Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:

•   Level 1—Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.

•   Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•   Level 3—Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. For each of the Funds, there were no Level 3 investments held for the period ended December 31, 2020.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

The following is a summary of the valuations as of December 31, 2020, for each Fund based upon the three levels defined above.

	Level 1	Level 2	Total
	Futures Contracts*	U.S. Treasury Obligations	Investment Securities	Other Financial Instruments – Futures Contracts*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$24,047,358	$291,046,665	$291,046,665	$24,047,358
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	653,849	10,297,136	10,297,136	653,849

*These investments are recorded in the consolidated schedule of portfolio investments at the unrealized appreciation/(depreciation) on the investment.

Money Market Instruments

Each Fund invests a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives

Each Fund uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Funds must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Funds must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify these policies in the future.

Commodity Futures

Each Fund, through its Subsidiary, invests in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. Exchanges may also impose position limit rules limiting the value or number

Notes to Consolidated Financial Statements (continued)

December 31, 2020

of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Funds holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Funds.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

To ensure a party to a futures contract fulfills its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract indicates that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.

SEC guidance sets out certain requirements with respect to coverage of futures positions by registered investment companies with which each Fund and each Subsidiary will comply. This includes, in certain circumstances, the need to segregate cash or liquid securities on its books and records and to engage in other appropriate measures to ensure its obligations under particular futures or derivative contracts are covered. Cash settled futures contracts will require a Fund to segregate liquid assets in an amount equal to its daily mark-to-market (net) obligation under that contract. Any securities held in a segregated account or otherwise earmarked for these purposes may not be sold while a Fund maintains the relevant position, unless they are replaced with other permissible assets. Each Fund may also purchase put options as a means of covering its investments if they are on the same futures contract and their strike price is as high, or higher, than the price of the relevant contracts. Each Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

For the year ended December 31, 2020, the quarterly average notional value of the Futures Contracts held by the Funds was as follows:

Fund	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Average Notional Value Purchased	$253,728,477	$5,597,994
Average Notional Value Sold	15,259,142	707,236

Notes to Consolidated Financial Statements (continued)

December 31, 2020

The following tables indicate the location of derivative instruments on the Consolidated Statements of Assets and Liabilities as well as the effect of derivative instruments on the Consolidated Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of December 31, 2020
Fund	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Location	Assets Value*	Liabilities Value*
	Commodity	Futures Contracts	Consolidated Statements of Assets and Liabilities
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF				$24,845,251	$(797,893)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF				787,750	(133,901)

*Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedules of Portfolio Investments.

The Effect of Derivative Instruments on the Consolidated Statements of Operations as of December 31, 2020
Fund	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Net Realized Gain (Loss) on Futures Contracts	Change in Unrealized Appreciation (Depreciation) on Futures Contracts
	Commodity	Futures Contracts
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF			$(4,919,275)	$18,638,813
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF			58,162	531,966

Taxes and Distributions

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no federal income tax provision is required in the financial statements.

The Subsidiaries are exempted Cayman investment companies and as such are not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiaries are controlled foreign corporations not subject to U.S. income taxes. As wholly-owned controlled foreign corporations, the Subsidiaries’ net income and capital gains, if any, will be included each year in the Funds’ investment company taxable income.

The Board oversees management of the Funds. As of December 31, 2020, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds pay out dividends and distribute net capital gains, if any, to shareholders at least annually. Ordinarily, dividends from net investment income, if any, are declared and paid annually by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. These distributions may be taxed as ordinary income or capital gains.

The management of each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

The tax character of the distributions paid for the tax years ended December 31, 2020 and December 31, 2019 were as follows:

	Year Ended December 31, 2020				Year Ended December 31, 2019
	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$2,199,492	$—	$—	$2,199,492	$2,608,270	$—	$—	$2,608,270
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	130,964	—	—	130,964	57,080	—	—	57,080

At December 31, 2020, the components of accumulated earnings (deficit) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$—	$—	$(32,734)	$20,709,047
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	—	—	(1,532)	607,558

*Includes cumulative appreciation (depreciation) on futures contracts as reported on Consolidated Schedule of Portfolio of Investments. The difference between book and tax amounts is due to timing differences in the recognition of gain and loss for book and tax purposes.

Permanent differences, primarily due to income and gain/loss from investments in the Subsidiaries, resulted in the following reclassifications as of December 31, 2020, among the Funds’ components of net assets:

	Distributable Earnings/ (Accumulated Loss)	Paid in Capital
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$2,073,076	$(2,073,076)
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	(24,838)	24,838

For the tax year ended December 31, 2020, following Funds had available capital loss carryforwards with no expiration date to offset future net capital gains to the extent provided by regulations:

	Short-Term	Total
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$32,734	$32,734
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	1,532	1,532

The following Funds utilized available capital loss carryforwards:

Capital Loss Carryforwards Utilized
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$15,100
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	1,094

Under current tax rules, Regulated Investment Companies can elect to treat certain post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2020, neither of the Funds had post-October capital losses.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

3.Investment Transactions and Related Income and Expenses

Throughout the reporting period, investment transactions are recorded on trade date.

Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

4.Transactions with Related Parties, Investment Advisory Fees

Under the terms of the Trust’s Investment Advisory Agreement (the “Advisory Agreement”), Aberdeen Standard Investments ETFs Advisors LLC (the “Advisor”) is subject to the supervision of the Board and is responsible for the day-to-day business of the Trust, including the day-to-day management of risk of the Funds in accordance with each Fund’s investment objectives and policies. As compensation for its advisory services and assumption of each Fund’s expenses, the Advisor is entitled to a management fee, computed daily and payable monthly, at an annual rate of 0.25% (Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF) and 0.29% (Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF) of average daily net assets of each Fund and its Subsidiary.

Vident Investment Advisory, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Funds and Subsidiaries. Under the sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), the Sub-Advisor is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Advisor or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Advisor and the Board of Trustees. Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee, calculated daily and paid monthly, at an annual rate of 0.04% of the average daily net assets of each Fund subject to a minimum annual fee of $18,000.

A Trustee and certain officers of the Trust are employees of the Advisor or its affiliates, or the Administrator.

The Advisor pays most of the expenses of the Funds, including the cost of the Sub-Advisor, transfer agency, custody, fund administration, Independent Trustees and all other non-distribution related services necessary for the Funds to operate (“Covered Expenses”). Covered Expenses do not include: (i) brokerage expenses and other fees; (ii) legal fees or expenses in connection with any arbitration or litigation; (iii) compensation and expenses of counsel to the Independent Trustees; (iv) compensation and expenses of the Trust’s chief compliance officer; (v) extraordinary expenses; (vi) distribution fees; (vii) interest and taxes of any kind or nature; and (viii) securities lending services. In addition, if the Funds were to invest in a pooled investment vehicle, the fees of the pooled investment vehicle would be included in the net asset value of the pooled investment vehicle and would not be a direct expense of the Funds paid by the Advisor.

The Advisor also serves as advisor to each Fund’s Subsidiary and each Subsidiary pays a proportion of the management fee of the Advisor. The advisory fee paid by each Fund is based on the Fund’s average daily net assets, which includes the net assets of the relevant Subsidiary. In recognition of this, the Advisor has contractually agreed to waive the management fees that it receives from the Funds in an amount equal to the management fees paid to the Advisor by the Subsidiaries. This undertaking will continue in effect until at least May 1, 2021, and for so long as the Funds invest in the Subsidiaries and may be terminated only with the approval of the Board, except that it would terminate automatically if the Advisory Agreement with the Trust terminates.

5.Administration Fees

JPMorgan Chase Bank, N.A. (the “Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6.Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

7.Trustees Fees

The Advisor pays the compensation for the Independent Trustees of the Trust. Each of the three Independent Trustees receives an aggregate fee consisting of a $25,000 annual retainer, payable quarterly, plus expenses, for his or her services as a Trustee of the Trust and as a member of any Board committees. These fees and expenses are Covered Expenses as defined above.

8.Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9). Each Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which payment of up to 0.25% of average daily net assets may be made. However, no such fee is currently paid by the Funds.

9.Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) in exchange for the deposit or delivery of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares. Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transaction may be subject to customary commission rates imposed by the broker-dealer. Information related to share transactions for each Fund during the reporting period is presented on the Consolidated Statements of Changes in Net Assets. The Funds each offer one class of shares, which has no front end sales load, no deferred sales charge and no redemption fee.

A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. These fixed transaction fees are paid to the Administrator, and are not retained by the Funds. Each Fund may adjust the transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. These variable charges are included in the capital transactions of the Funds. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Fund	Transaction Fee	Maximum Transaction Fee
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$250	2%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	$250	2%

10.Investment Transactions

For the year ended December 31, 2020, there were no costs associated with securities purchased or proceeds from sales of securities as all of the operational Funds were invested in short-term securities only.

11.In-Kind Transactions

Each Fund may deliver its investment securities in exchange for the redemption of shares (redemptions-in-kind). Cash and securities can be transferred for redemptions at fair value. For financial reporting purposes, each Fund records net realized gains and losses in connection with each transaction. Each Fund may also receive securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended December 31, 2020, there were no in-kind transactions.

12.Principal Risks

The Funds’ investments are subject to a variety of risks that may cause the Funds’ net asset values to fluctuate over time. Therefore, the value of an investment in a Fund could decline and an investor could lose money. Also, there is no assurance that the Advisor or the Sub-Advisor will achieve the Funds’ objectives.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

An investment is subject to the following risks:

•Active Fund Management

Each Fund is an ETF that seeks to provide total return through actively managed exposure to the their respective index. The Funds actively manage commodity and commodity-linked futures and other financial instruments and are not designed to track the index. The Advisor and Sub-Advisor will determine the investments of the Funds and the Subsidiary on a discretionary basis, but there can be no guarantee that the Funds will meet their investment objectives.

•Authorized Participants

The Funds have entered into Authorized Participant Agreements with only a limited number of institutions. Should these Authorized Participants cease to act as such or for any reason be unable to create or redeem shares of the Funds and new Authorized Participants not appointed in their place, shares of the Funds may trade at a discount to that Fund’s net asset value and possibly face delisting.

•Cash Redemption Risk

Each Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Funds to recognize investment income and/or capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Funds may be less tax efficient and may have to pay out higher annual distributions than if the Funds used the in-kind redemption process. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on an exchange.

•Cayman Subsidiary

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent a Fund and/or the relevant Subsidiary from operating as described in the Prospectus and the SAI and could negatively affect a Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on each Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, this could lead to a decrease in the NAV of the Fund.

•Commodity Pool Regulatory Risk

Each Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and each Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

•Commodity Price Risk

The NAV of a Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts. Commodity prices generally may fluctuate widely and may be affected by numerous factors.

•Commodity Sector Risks

The daily performance of the spot price of certain commodities has a direct impact on Fund performance. To the extent the Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

• Agricultural Sector Investment Risk. The daily performance of the spot price of certain agricultural commodities has a direct impact on Fund performance. Investments in the agriculture sector may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, legislative or regulatory developments relating to food safety, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can impact the demand for agricultural products and, in turn, the value of such investments.

• Energy Sector Investment Risk. The daily performance of the spot price of certain energy-related commodities has a direct impact on Fund performance. Energy commodities’ market values are significantly impacted by a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, significant world events, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization and technological advances. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance.

• Metals Sector Investment Risk. The daily performance of the spot price of certain industrial and precious metals has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

•Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•Fixed-Income Securities and Money Market Instruments

A decline in an issuer’s credit rating or a rise in interest rates could cause the value of a fixed-income security or money market instrument to decrease. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. The Funds may be subject to a heightened risk of rising interest rates due to the current historically low interest rate environment and the likely impact on market conditions of any potential government fiscal policy initiatives that respond to these low rates. In addition, a Fund’s income may decline due to falling interest rates or other factors.

•Futures Contracts, Options and Options on Futures Contracts

Through its holdings of derivative instruments including futures, options and options on futures contracts, the Fund may be exposed to (i) losses from margin deposits in the case of bankruptcy of the relevant broker, and (ii) a risk that the relevant position cannot be closed out when required at its fundamental value.

•General Market Risk

An investment in the Funds should be made with an understanding that the value of each Fund’s assets may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular asset or issuer and changes in general economic or political conditions (see “Commodity Price Risk”). In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect a Fund’s investments. An investor in the Funds could lose money over short or long periods of time.

Notes to Consolidated Financial Statements (continued)

December 31, 2020

•Investment Company Securities

To the extent the Funds or their Subsidiary invest in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

•Leverage Risk

Certain of the Funds’ investments in derivatives (through the Subsidiaries) may give rise to a form of economic leverage as changes in the value or level of the assets underlying those derivatives can result in an increase in the gains or losses on the investment held by the Funds which could lead to losses to the Funds of greater than the investment in the derivative instrument. The Funds and Subsidiaries will comply with SEC guidance which requires them to maintain segregated assets equal to the value of all such derivative investments but the impact of this economic leverage may cause the Fund to realize it positions in these or other portfolio investments to meet the associated obligations at a time when it may not be advantageous for the Fund to do so.

•Liquidity

Generally, only Authorized Participants may redeem Fund shares. Investors other than Authorized Participants wishing to realize their Fund shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Fund shares in the public trading market. Although each Fund’s shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained.

•Non-Diversification Risk

As a “non-diversified” fund, each Fund may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Shares may be more volatile than the values of shares of more diversified funds. However, the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

•Roll Yield

During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Funds holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Funds.

•Shares May Trade at Prices Other than NAV

Although it is expected that the market price of the shares of a Fund will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund’s face numerous market trading risks, including the potential lack of an active market for Fund shares, disruptions in the securities markets in which the Funds invest, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to ties when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

•Swap Agreements

Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of the Fund’s investment and its share price. As with other transactions, a Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

Notes to Consolidated Financial Statements (concluded)

December 31, 2020

•Tax Risk

In order to qualify for the favorable U.S. federal income tax treatment accorded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), each Fund, amongst other requirements, must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of a Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income. Each Fund intends to hold such commodity-related investments indirectly, through the Subsidiary. Each Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The Advisor and/or Sub-Advisor will carefully monitor each Fund’s investment in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test for qualification as a RIC under Subchapter M of the Code. If a Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by a Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

•COVID-19

The respiratory illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Funds’ investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds and their service providers, are not known. The information technology and other operational systems upon which the Funds’ service providers rely could be impaired and the ability of employees of the Funds’ service providers to perform essential tasks on behalf of the Funds could be disrupted. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

13.Indemnifications

Under the Trust’s organizational documents, the Trustees (and its directors, employees and agents) and the Advisor (and its members, managers, directors, officers, employees and affiliates) are indemnified by the Trust against any liability, cost or expense it incurs without gross negligence, bad faith or willful misconduct on its part and without reckless disregard on its part of its obligations and duties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Funds expect the risk of loss to be remote.

14.Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there were no material subsequent events requiring adjustment to or disclosure in these consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Standard Investments ETFs

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of Aberdeen Standard Investments ETFs comprising Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF and Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (the “Funds”) as of December 31, 2020, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 24, 2021

Tax Information

December 31, 2020 (Unaudited)

Treasury Income

For the year ended December 31, 2020, the percentage of income earned from direct U.S. Treasury obligations approximately amounted to the following:

Fund	Percentage
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	24.14%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	3.53

Aberdeen Standard Investments ETFs

Expense Examples (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2020.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2020.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Aberdeen Standard Investments ETFs

Expense Examples (Unaudited) (concluded)

	Beginning Account Value	Ending Account Value 12/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Actual	$1,000.00	$1,199.90	$1.38	0.25%
Hypothetical	$1,000.00	$1,023.88	$1.27	0.25%
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Actual	$1,000.00	$1,217.50	$1.62	0.29%
Hypothetical	$1,000.00	$1,023.68	$1.48	0.29%

*Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Aberdeen Standard Investments ETFs

Management of the Fund (unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. The information in the tables below is as of December 31, 2020. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund Adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustees
Bev Hendry**** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Trustee (since 2018) and President (since 2018)	Currently, Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014–2018).	6	None.
Independent Trustees
Stephen O’Grady c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Chairman (since 2018) and Trustee (since 2014)	Retired. Formerly, GFI Group Inc (GFIG) Financial Brokerage, Head of ETF Unit (February 2011–January 2012); Kellogg Capital, Partner (January 2011–April 2014).	2	Trustee, Greenhaven Continuous Commodity ETF (GCC) (January 2013–December 2015); Trustee, Virtus ETFs - formerly Infracap Master Limited Partnership ETF (October 2014–December 2020).
John Sievwright Ocean Club Residences and Marina C3-1 Ocean Club Drive, Paradise Island, Bahamas Year of Birth: 1955	Trustee (since 2018)	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020). Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017–2018) (financial); and ICAP plc (2009–2016) (financial).	7	None.
William Thomas c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1962	Trustee (since 2014)	Mr. Thomas is the President of Wedgewood Partners (August 2015–Present).	2	None.

*Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.

**Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

***Current directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****Mr. Hendry is deemed to be an interested person because of his affiliation with the fund’s Investment Adviser.

Aberdeen Standard Investments ETFs

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Chris Demetriou** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer - Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Steven Dunn c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Vice President	Since 2018	Currently, Head of Exchange-traded Funds for Aberdeen Standard Investments. Previously, Executive Director, Head of U.S. for ETF Securities Advisors LLC since September of 2015.
Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2018

Currently, Head of Product & Client Solutions—Americas, overseeing Product Management, Product Development and Client Solutions for ASII’s registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.

Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2018	Currently, Head of Product Management for ASII. Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.
Andrew Kim** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary	Since 2020	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.
Brian Kordeck c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Assistant Treasurer	Since 2018	Currently, Senior Fund Administration Manager for Aberdeen Standard Investments. Mr. Kordeck joined Aberdeen Standard Investments Inc. 2013.
Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Principal Financial Officer and Treasurer	Since 2018	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009.
Jim O’Connor** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O’Connor joined ASII in 2010.

Aberdeen Standard Investments ETFs

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Adam Rezak c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Chief Compliance Officer and Vice President	Since 2014	Currently, Chief Compliance Officer – ETF Securities for Aberdeen Standard Investments. Previously, Chief Compliance Officer of ETF Securities Advisors LLC, since July 2014.
Lucia Sitar** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.
Susan Yee c/o J.P. Morgan 70 Fargo Street Suite 4 East Boston, MA 02110-1950 Year of Birth: 1969	Assistant Secretary	Since 2020	Currently, Vice President at JP Morgan Chase.

*Elected by and serves at the pleasure of the Board with no set term.

**Messrs. Demetriou, Goodson, Kim, and O’Connor and Mses. Kennedy, Melia and Sitar may serve as officers of one or more other funds in the Fund Complex.

Aberdeen Standard Investments ETFs

Additional Information (Unaudited)

Proxy Voting Information

A description of the Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Trust’s website at www.aberdeenstandardetfs.us or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling 844-383-7289.

When available, information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling 844-383-7289 or by visiting either www.aberdeenstandardetfs.us or the SEC’s website at www.sec.gov.

Portfolio Holdings Information

Information about each Fund’s daily portfolio holdings is available www.aberdeenstandardetfs.us. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (December 31) and its second fiscal quarter (June 30) in its reports to shareholders. No later than 60 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT, a complete schedule of its fund holdings as of each month-end during the relevant quarter. Prior to March 31, 2019, each Fund filed with the SEC on Form N-Q, a complete schedule of its fund holdings for the first and third quarters of its fiscal year. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at www.sec.gov.

Premium/Discount and NAV Information

Information regarding each Fund’s NAV and how often shares of the Funds traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the most recently completed calendar year and most recently completed calendar quarters are available on the website at www.aberdeenstandardetfs.us.

Aberdeen Standard Investments ETFs

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Must be accompanied or preceded by a Prospectus.

Distributor: ALPS Distributors, Inc.

(b )Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period, December 31, 2020, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Registrant has not amended its Code of Ethics during the period covered by this report. The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least two “audit committee financial experts” (as defined in Item 3 of Form N-CSR), serving on its audit committee. John Sievwright and William M. Thomas are the “audit committee financial experts” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for Aberdeen Standard Investments ETFs by Cohen & Company (“Cohen”) for the years ended December 31, 2019 and December 31, 2020 were:

2019
Audit Fees	$65,000
Audit Related Fees	-
Tax Fees	$24,000
All Other Fees	-
Total:	$89,000

2020
Audit Fees	$46,000
Audit Related Fees	-
Tax Fees	$24,000
All Other Fees	-
Total:	$70,000

(a)	Audit Fees: These fees relate to professional services rendered by Cohen for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.
(b)	Audit-Related Fees: These fees relate to assurance and related services rendered by Cohen that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above.
(c)	Tax Fees: These fees relate to professional services rendered by Cohen for tax compliance, tax advice and tax planning.
(d)	All Other Fees: These fees relate to products and services provided by Cohen other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, Aberdeen Standard Investments ETFs or to any entity controlling, controlled by or under common control with Aberdeen Standard Investments ETFs that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2019 and December 31, 2020: $0 and $0, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, William M. Thomas and John Sievwright are members of the Audit Committee.
(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 - Please see item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Standard Investments ETFs

By:	/s/ Bev Hendry
Bev Hendry
President
March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
President
March 5, 2021

By:	/s/Andrea Melia
Andrea Melia
Treasurer and Principal Financial Officer
March 5, 2021